UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. __)

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IT&E International Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IT&E INTERNATIONAL GROUP
505 Lomas Santa Fe Drive, Suite 200
Solana Beach, California 92075

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2005

TO THE SHAREHOLDERS:

        The Annual Meeting of Shareholders of IT&E International Group, a Nevada corporation (the “Company”), will be held at the Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130 on September 26, 2005 at 9:00 A.M. (Pacific Time) for the purpose of considering and voting upon:

1.	the election of three directors to serve on our Board of Directors until our 2006 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	the approval of the Company’s 2005 Equity Incentive Plan;

3.	the approval of the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock to 250,000,000;

4.	the approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our Series A Preferred Stock to 2,820,000;

5.	the ratification of the appointment of Beckstead and Watts, LLP to serve as our independent accountants for fiscal year 2005; and

6.	the transaction of any other business that is properly presented before the Annual Meeting or any adjournment or postponement thereof.

        All holders of shares of our common stock, as of the close of business on August 15, 2005, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Order of our Board of Directors,
/s/ Peter Sollenne
Peter R. Sollenne
Chief Executive Officer and Director

Solana Beach, California
September 2, 2005

IMPORTANT

        Whether or not you expect to attend our 2005 Annual Meeting of Shareholders in person, please complete, date, sign, and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at our 2005 Annual Meeting of Shareholders.

IT&E INTERNATIONAL GROUP
505 Lomas Santa Fe Drive, Suite 200
Solana Beach, California 92075

PROXY STATEMENT
FOR
2005 ANNUAL MEETING OF SHAREHOLDERS

GENERAL

        We are providing these proxy materials in connection with the solicitation by our Board of Directors, or Board, of proxies to be voted at our 2005 Annual Meeting of Shareholders. You are cordially invited to attend the Annual Meeting, which will be held at the Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130 on September 26, 2005, at 9:00 A.M. (Pacific Time). The approximate mailing date of this proxy statement, notice and the accompanying proxy is September 2, 2005. (Throughout this proxy statement, we refer to IT&E International Group as “we”, “our”, “us” and the “Company”.)

        A form of the proxy is enclosed for use at the Annual Meeting. Our shareholders are being asked to vote upon the election of three directors to the Board, the approval of our 2005 Equity Incentive Plan, the amendment and restatement of our Articles of Incorporation to increase the number of authorized shares of our common stock, the amendment and restatement of our Articles of Incorporation to increase the number of authorized shares of our Series A Preferred Stock, the ratification of our independent accountants and such other business as may properly come before the meeting.

Proxy Information

        We will vote the shares represented by a properly signed proxy that we receive before or at the Annual Meeting in accordance with the specifications made on the proxy. Proxies that we receive with no specification will be voted, as recommended by our Board: (i) to elect the three nominees for director named in this proxy statement, (ii) to approve the 2005 Equity Incentive Plan, (iii) to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of our common stock to 250,000,000; (iv) to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of our Series A Preferred Stock to 2,820,000; and (v) to ratify Beckstead and Watts, LLP, as our independent accountants.

        You may revoke your proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by giving written notice of such revocation to the Secretary at our corporate headquarters, which are located at 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075. You may also revoke your proxy by filing a properly executed proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Voting

        If you are a shareholder of record at the close of business on August 15, 2005, you are entitled to one vote for each share of our common stock you hold on each matter submitted to a vote of our shareholders. If you are a holder of our Series A Preferred Stock, you are entitled to ten votes for each share of Series A Preferred Stock you hold on each matter submitted to a vote of our shareholders. As of August 15, 2005, there were 21,344,198 shares of our common stock, par value $.001 per share, outstanding and 2,000,000 shares of our Series A Preferred Stock, par value $.001 par share, outstanding.

        Holders of a majority of the voting interest of our common stock, present in person or by proxy, will constitute a quorum for the holding of the Annual Meeting directors. The inspectors of election we appoint will tabulate the votes cast in person or by proxy at the Annual Meeting. The inspectors of election will treat proxies marked “withhold” and/or “abstain” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

        You may either vote for or withhold your vote for each of the director nominees identified below. The three director nominees receiving the greatest number of votes will be elected to our Board. If you mark your vote “withhold” or “abstain” or you do not vote in the election (including broker non-votes), this will have no impact on the election of directors. In matters other than the election of directors, the matter must be approved by a majority of the votes cast on each matter. Under Nevada law, abstentions or votes withheld on a matter other than the election of directors are not counted as votes cast, and therefore have no effect on the approval of the matter.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by us. In addition to solicitation by use of the mail, certain officers and regular employees of our company may solicit, for no additional compensation, the return of proxies by use of telephone, telegram or personal interview. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to their principals, the beneficial owners of shares of our company’s common stock, and we may reimburse them for their reasonable out-of-pocket expenses in so doing.

Cumulative Voting

        Certain provisions of the California Corporations Code which are applicable to the Company, provide for cumulative voting with respect to the election of directors to our Board. Cumulative voting allows each shareholder to cumulate such shareholder’s votes and give one candidate for director a number of votes equal to (a) the number of directors to be elected multiplied by (b) the number of votes to which the shareholder’s shares would normally be entitled to cast, or to distribute the shareholder’s votes on the same principle among as many candidates as the shareholder desires. For example, as described below, our shareholders are being asked to elect three (3) directors at the Annual Meeting. Using cumulative voting, a shareholder holding 100 shares of our common stock would be allowed to cast 300 votes for the election of directors (calculated by multiplying the number of directors to be elected (three (3)) by the number of votes the shareholder’s shares would normally be entitled to cast (100)). Such 300 shares could all be cast for one candidate for director, or could be allocated among any number of candidates, as the shareholder sees fit.

        However, cumulative voting is not applicable to the election of directors to our Board, and no shareholder will be entitled to cumulate votes for the election of directors, unless any shareholder has given notice at the Annual Meeting, prior to the voting for the election of directors, of its intention to cumulate such shareholder’s votes. If any one shareholder gives such notice at the Annual Meeting, all shareholders may cumulate their votes in the election of directors.

PROPOSAL 1
ELECTION OF DIRECTORS

Description of Current Board of Directors

        Our Bylaws, as amended, provide that our Board shall consist of seven (7) directors. The current number of directors is three, and we have four vacancies on our Board.

        The term of office of our three current directors expires at this Annual Meeting of the shareholders and the nominees are subject to vote as proposed below. The current members of our Board are listed in the table below.

NAME OF DIRECTOR	AGE	DIRECTOR SINCE
Peter R. Sollenne	57	April, 2004
Kelly Alberts	37	April, 2004
Anthony Allocca	62	April, 2004

Nominees for Election as Directors

        The current three directors have terms expiring at the Annual Meeting. Each of our current three directors have been nominated by the Board for re-election as a director at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term expiring at the Company’s 2006 Annual Meeting of Shareholders or when his successor has been duly elected and qualified. The Board has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board.

        Below is information with respect to each nominee for election.

        PETER R. SOLLENNE. Mr. Sollenne has served as our Chief Executive Officer since December 2003. From May 2000 to December 2003, Mr. Sollenne was President and Chief Executive Officer at FastBreak Growth, Inc. a strategic management consulting and business solutions company. From December 1998 to May 2000, Mr. Sollenne was Chief Executive Officer, President and Chief Operating Officer of re-Solutions, Inc., an information technology professional services company. Mr. Sollenne received his Bachelors of Science in Accounting/Business Administration from Boston College and is a Certified Public Accountant.

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        KELLY ALBERTS. Mr. Alberts has served as our President and Chief Operating Officer since our inception in 1996. Mr. Alberts received his Bachelors of Science from the University of Iowa.

        ANTHONY ALLOCCA. Mr. Allocca has served as our Vice President of Operations since our inception in 1996. Mr. Allocca is a graduate of the University of Maryland and served in the United States Air Force.

Recommendation of the Board

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES NAMED ABOVE.

Board Meetings and Committees

        During the fiscal year ended December 31, 2004, our Board held four (4) meetings. During the 2004 fiscal year, no director attended fewer than seventy five percent (75%) of the number of meetings of the Board held during the period he served on the Board. Our Board has not established an audit committee, compensation committee or nominating committee, or committees performing similar functions. Our Board acts itself in its entirety in lieu of such committees, and performs the equivalent functions that would be performed by such committees. Our Board feels that it is appropriate for the Company not to have any of such committees because of the small size of our Board. In addition, because we do not have an audit committee, we do not have an “audit committee financial expert,” as defined in Item 401 of Regulation S-B of the Securities and Exchange Commission (the “Commission”), serving on our Board.

        Each member of our Board participates in the consideration of nominees for our Board. None of the members of our Board are independent, pursuant to the definition of independence set forth in Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards.

        Our Board does not have a formal policy with respect to consideration of director candidates recommended by the Company’s security holders, but will consider such candidates. Our Board feels that it is appropriate not to have such a formal policy because of the small size of our Board and Company. Any shareholder may make recommendations to our Board for membership on the Board by sending a written statement of the qualifications of the recommended individual to: IT&E International Group, Chief Executive Officer, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075. Such recommendations should be received no later than sixty (60) days prior to the annual meeting for which the shareholder wishes his or her recommendation to be considered. The Board will evaluate candidates recommended by shareholders on the same basis as it evaluates other candidates.

        In evaluating potential candidates for membership on our Board, our Board may consider such factors as it deems appropriate. These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. While the Board has not established any specific minimum qualifications for director nominees, the Board believes that demonstrated leadership, as well as significant years of service, in an area of endeavor such as business, law, public service, related industry or academia, is a desirable qualification for service as a director of the Company.

Communications with the Board of Directors

        Shareholders who wish to communicate with members of the Board may send correspondence to them in care of: IT&E International Group, Chief Executive Officer, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075.

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Attendance of Directors at Annual Meetings of Shareholders

        We encourage each of our directors to attend each annual meeting of shareholders. All three of our directors attended our 2004 annual meeting of shareholders.

Director Compensation

        No compensation was paid to our directors for any service provided as a director during the fiscal year ended December 31, 2004. We have no other formal or informal understandings or arrangements relating to compensation of our directors; however, directors may be reimbursed for all reasonable expenses incurred by them in conducting our business, including out-of-pocket expenses for such items as travel, telephone, and postage.

MANAGEMENT

        As of June 30, 2005, the following persons were officers of our company:

NAME	POSITION	AGE
Peter R. Sollenne	Chief Executive Officer and Director	57
Kelly Alberts	President, Chief Operating Officer and Director	37
Anthony Allocca	Vice President - Operations and Director	62
David Vandertie	Chief Financial Officer	44

Background

        PETER R. SOLLENNE. See, “ELECTION OF DIRECTORS - Nominees for Election as Directors” for additional biographical information on Mr. Sollenne.

        KELLY ALBERTS. See, “ELECTION OF DIRECTORS - Nominees for Election as Directors” for additional biographical information on Mr. Alberts.

        ANTHONY ALLOCCA. See, “ELECTION OF DIRECTORS - Nominees for Election as Directors” for additional biographical information on Mr. Allocca.

        DAVID VANDERTIE. Mr. Vandertie has served as our Chief Financial Officer since January 2005. From June 2004 to December 2004, Mr. Vandertie was a financial consultant. From May 2002 to June 2004, Mr. Vandertie was Vice President and Chief Financial Officer at Althea Technologies, Inc., a biotech contract service organization. From June 2000 to May 2002, Mr. Vandertie was Director of Finance and Purchasing at Torrey Mesa Research Institute, a subsidiary of Syngenta AG. From April 1999 to June 2000, Mr. Vandertie was Corporate Controller at Quidel Corporation, a manufacturer of diagnostic test kits. Mr. Vandertie is a graduate of the University of Wisconsin, Whitewater, where he earned a Bachelor of Business Administration Degree in Accounting, and is a Certified Public Accountant.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of July 31, 2005, or the “Reference Date,” with respect to the beneficial ownership of our common stock, by each person known by us to own beneficially more than five percent (5%) of our common stock, by each of our executive officers and directors, and by all such officers and directors as a group. Unless otherwise indicated, all persons have sole voting and investment powers over such shares, subject to community property laws. As of the Reference Date, there were 21,344,198 shares of our common stock outstanding and 2,000,000 shares of our preferred stock outstanding.

Title of Class	Name and Address (1)	Amount and Nature of Beneficial Owner (2)		Percent of Class
Common	Peter R. Sollenne, Chief Executive Officer and Director	430,138	(3)	2.0%
Preferred		70,000	(4)	3.5%
Common	Kelly Alberts, President, Chief Operating Officer and Director	5,967,500		30.0%
Preferred		1,085,000	(5)	54.2%
Common	Anthony Allocca, Vice President - Operations and Director	4,647,500		21.8%
Preferred		845,000	(6)	42.3%
	David Vandertie, Chief Financial Officer	--		--
Common	Kamill Rohny, 2078 Redwood Crest, Vista, California 92081	1,500,000		7.0%
Common	All directors and executive officers as a group (4 persons)	11,045,138		51.6%
Preferred		2,000,000		100%

(1)	Except as otherwise noted, the address for each person is c/o IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075.
(2)	Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired by such person within 60 days from the Reference Date upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by including shares underlying options, warrants or convertible securities which are exercisable or convertible by such person currently or within 60 days following the Reference Date, and excluding shares underlying options, warrants or convertible securities held by any other person.
(3)	Includes 45,138 shares of common stock subject to options held by Mr. Sollenne.
(4)	Consists of 70,000 shares of preferred stock that may be converted into ten shares of common stock beginning on April 14, 2006. Each such share of preferred stock also carries ten-for-one voting rights. We are obligated to issue Mr. Sollenne an additional 28,700 shares of Series A Preferred Stock upon the approval of the Amended and Restated Articles of Incorporation by our shareholders.
(5)	Consists of 1,085,000 shares of preferred stock that may be converted into ten shares of common stock beginning on April 14, 2006. Each such share of preferred stock also carries ten-for-one voting rights. We are obligated to issue Mr. Alberts an additional 444,850 shares of Series A Preferred Stock upon the approval of the Amended and Restated Articles of Incorporation by our shareholders
(6)	Consists of 845,000 shares of preferred stock that may be converted into ten shares of common stock beginning on April 14, 2006. Each such share of preferred stock also carries ten-for-one voting rights. We are obligated to issue Mr. Allocca an additional 346,450 shares of Series A Preferred Stock upon the approval of the Amended and Restated Articles of Incorporation by our shareholders

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SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table sets forth the total compensation for our Chief Executive Officer and each of our other current executive officers. We refer to these executives collectively as the “Named Executive Officers.” We have not entered into employment contracts with any of the Named Executive Officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name & Principal Position	Year	Salary	Bonus
Peter R. Sollenne	2004	$175,000	--
Chief Executive Officer and	2003	--	--
Director	2002	--	--
Kelly Alberts	2004	$144,615	--
President, Chief Operating	2003	$167,500	--
Officer and Director	2002	$ 16,461	--
Anthony Allocca	2004	$132,500	--
Vice President - Operations and	2003	$132,500	--
Director	2002	$ 11,923	--
David Vandertie	2004	$ 6,250	--
Chief Financial Officer	2003	--	--
	2002	--	--

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, we believe that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2004 were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

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PROPOSAL 2
APPROVAL OF THE IT&E INTERNATIONAL GROUP 2005 EQUITY INCENTIVE PLAN

        The Board has adopted, subject to shareholder approval, the IT&E International Group 2005 Equity Incentive Plan (the “Plan”), under which employees, consultants and directors may receive grants of stock options, restricted stock awards and stock bonuses (collectively, “Stock Awards”) in any combination. A maximum of 7,500,000 shares of the Company’s common stock have been reserved for issuance under the Plan. The principal features of the Plan are summarized below. Such summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix “A” to this proxy statement.

Terms and Conditions of the Plan

        We believe that our ability to award incentive compensation based on equity in the Company is critical to our success in remaining competitive and attracting, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to the Company generate much of the growth and success of our business. We believe that a broad-based equity incentive program will help us to be highly successful in motivating and rewarding the efforts of our employees and other valuable personnel. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we will be aligning their interests with those of our shareholders. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our shareholders. We anticipate that awards under the Plan will generally vest over a period of time, giving the recipient an additional incentive to provide services over a number of years and build on past performance. We believe that, if approved, the Plan will continue to help us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our Company.

   Number of Shares

        Under the Plan, 7,500,000 new shares of our common stock are reserved for issuance under awards. Any shares that are represented by Stock Awards under the Plan that expire or otherwise terminate without being exercised in full will again be available for awards under the Plan.

        The Plan imposes the following additional maximum limitations:

    •     The number of shares of common stock issuable upon exercise of all outstanding Stock Awards, together with the total number of shares of common stock provided for under any other stock bonus or similar plan of the Company, may not exceed the applicable limitations set forth in Title 10 of the California Code of Regulations.

    •     The aggregate fair market value (determined at the time of grant) of common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year under all equity compensation plans of the Company and its affiliates (including the Plan) may not exceed $100,000.

        The number of shares reserved for issuance under the Plan are subject to adjustment to reflect certain potential subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

   Administration

        The Plan will be administered by our Board, unless the Board decides to delegate administration of the Plan to a committee of the Board. Any such delegation may be made only to the extent permitted by the Company’s bylaws and applicable laws and regulations. The Board will have full power to administer the Plan and the decisions of the Board will be final and binding upon all participants.

   Eligibility

        The selection of the participants in the Plan will generally be determined by the Board. Employees, including those who are officers or directors of the Company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the Plan. In addition, non-employee service providers, including directors, and employees of unaffiliated entities that provide bona fide services to the Company as a consultant are eligible to be selected to receive awards under the Plan. Members of the Board are eligible for and are expected to receive grants of awards under the Plan for their services as directors.

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   Types of Awards

        The Plan allows for the grant of stock options, restricted stock awards and stock bonuses. Subject to the terms of the Plan, the Board will determine the terms and conditions of awards, including the times when awards vest or become payable and the effect of certain events such as termination of employment. Each grant of a Stock Award will be evidenced by an award agreement.

        Stock Options. The Board may grant either incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options not intended to so qualify (“nonstatutory options”). All incentive stock options granted under the Plan must generally have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date. All nonstatutory options granted under the Plan must generally have an exercise price that is at least equal to 85% of the fair market value of our underlying common stock on the grant date. The closing price per share of our common stock as of July 31, 2005, as reported on the OTC Bulletin Board, was $0.23. No stock option granted under the Plan may have a term longer than 10 years. All or part of any option award may be subject to conditions and restrictions, which the Board will specify. The exercise price of stock options may be paid, to the extent permitted by applicable laws and regulations, (i) in cash; (ii) by tendering shares of common stock of the Company that have been held by the optionee for at least six (6) months; (iii) or, pursuant to a “cashless exercise” program developed under Regulation T promulgated by the Federal Reserve Board.

        Restricted Stock Awards. The Board may grant awards of restricted common stock for a purchase price of not less than 85% of the fair market value of the Company’s common stock on the date such award is made or at the time the purchase is consummated. All or part of any restricted stock award may be subject to conditions and restrictions, which the Board will specify.

        Stock Bonus Awards. The Board may grant stock bonus awards, which are awards of common stock of the Company in consideration for past services actually rendered to the Company or a parent or subsidiary of the Company. All or part of any stock bonus award may be subject to conditions and restrictions, which the Board will specify.

   Change of Control

        The Board may determine, in its discretion, whether an award issued under the Plan will become vested or exercisable, either in whole or in part, upon a change in control of the Company (as defined in the Plan). Any rights which a participant may have upon a change in control will be set forth in the applicable award agreement.

   Transferability of Awards

        Awards granted under the Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Board otherwise approves a transfer.

   Amendment; Term and Termination

        The Board may alter or amend the Plan or any Stock Award in any manner at any time. However, no amendment to the Plan will be effective unless approved by the Company’s shareholders, to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on the day before the 10th anniversary of the date the Plan is adopted by the Board or approved by the Company’s shareholders, whichever is earlier.

Federal Income Tax Consequences

        The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and nonstatutory stock options, which are authorized for grant under the Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Plan, tax consequences of all of the types of awards which may be granted under the Plan, or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

   Incentive Stock Options

        An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

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   Nonstatutory Stock Options

        Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

   Other Considerations

        The Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the Plan which are based on performance goals to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

Awards under the Plan

        Except as set forth in the table below, options granted under the Plan will be granted at the discretion of the Board of Directors, and, accordingly, are not yet determinable. Benefits under the Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates, and actual Company performance against performance goals established with respect to performance awards, if any. Consequently, other than the options described below, it is not possible to determine the benefits that might be received by participants under the Plan. The Company has issued options to purchase 1,843,250 shares of common stock under the Plan, subject to shareholder approval, to certain persons as follows:

Name and Position	Shares of Common Stock
Peter R. Sollenne
Chief Executive Officer and Director	687,500
Kelly Alberts
President, Chief Operating Officer and Director	81,250
Anthony Allocca
Vice President - Operations and Director	65,000
David Vandertie
Chief Financial Officer	500,000
Executive Group	1,333,750
Non-Executive Officer Employee Group	509,500

        If the shareholders do not approve the Plan, the options previously granted under the Plan will terminate and be of no further force or effect. The Company does not presently have any other equity compensation plans in effect.

9

Vote Required for Approval and Recommendation of the Board

        The affirmative vote of a majority of the shares of common stock present and represented at the Annual Meeting will be required to approve the Plan. Under Nevada law, abstentions or votes withheld on matters other than the election of directors are not counted as votes cast, and therefore have no effect on the approval of the matter.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE IT&E INTERNATIONAL GROUP 2005 EQUITY INCENTIVE PLAN.

10

PROPOSAL 3
APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK TO 250,000,000

        Our Board has adopted, subject to the approval of the Company’s shareholders, the Amended and Restated Articles of Incorporation attached to this proxy statement as Appendix “B”. In this Proposal 3, we are asking our shareholders to approve the form of the Amended and Restated Articles of Incorporation as set forth on Appendix B and the increase of the authorized shares of our common stock to 250,000,000 only. In Proposal 4, we are asking our shareholders to approve the form of the Amended and Restated Articles as set forth on Appendix B and the increase of the authorized shares of Series A Preferred Stock to 2,820,000.

        If our shareholders approve this Proposal 3, our existing Articles of Incorporation will be Amended and Restated as set forth on Appendix B and the number of shares of authorized common stock will be increased to 250,000,000. However, our shareholders must also approve Proposal 4 to amend our existing Articles of Incorporation to increase the number of our authorized Series A Preferred Stock to 2,820,000.

        If this Proposal 3 is not approved by our shareholders, the Amended and Restated Articles of Incorporation attached to this proxy statement as Appendix B shall be modified accordingly to eliminate the proposed increase in the number of shares of authorized common stock. If neither Proposal 3 nor Proposal 4 are adopted by our shareholders, our existing Articles of Incorporation will continue as our Articles of Incorporation.

        Our Articles of Incorporation presently provide for the Company to have authorized for issuance 70,000,000 shares of common stock, 2,000,000 shares of Series A Preferred Stock, 2,000,000 shares of Series B Preferred Stock and 1,000,000 shares of Series C Preferred Stock. As of July 31, 2005, there were 21,344,198 shares of our common stock and 2,000,000 shares of our Series A Preferred Stock issued and outstanding. In addition, we are obligated to issue an additional 820,000 shares of our Series A Preferred Stock at such time as they are duly authorized by our shareholders.

        Currently, we have (i) 21,344,198 shares of common stock issued and outstanding, (ii) 7,500,000 shares of common stock reserved for issuance pursuant to our 2005 Equity Incentive Plan, subject to the approval of our shareholders, (iii) 1,924,000 shares of common stock reserved for issuance upon the exercise of certain warrants, (iv) approximately 18,800,000 reserved for issuance upon conversion of a certain convertible promissory note, and (v) 20,000,000 shares of common stock reserved for issuance upon conversion of our Series A Preferred Stock. As a result, we currently have only 431,802 remaining shares of authorized common stock that have not already been reserved for issuance.

        Our Board has determined that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of our common stock to allow the Company to raise capital through the issuance of such newly authorized shares of common stock to certain investors in a transaction or transactions resulting in total aggregate gross proceeds to us of at least $9,000,000. We are currently in preliminary discussions with a limited number of investors related to such a financing, but these discussions are subject to ongoing due diligence and negotiation of the terms of any such investment. Therefore, we do not know whether any such transaction will be consummated and any such prospective investor may terminate its discussions with us at any time. In addition, we do not know the nature of the securities we may issue in such a transaction. We may sell and issue securities that have rights, preferences and privileges that are senior to our common stock and that could be substantially dilutive to the holders of our common stock. We may also issue warrants to purchase additional shares of our common stock, which would cause additional dilution to our existing shareholders upon exercise. We intend to use the proceeds of this potential financing to repay all of our existing debt, to enable us to pursue potential acquisitions in the future, and for general working capital.

        The discussion in this Proposal 3 under the heading, “Approval of Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Our Common Stock to 250,000,000” includes a discussion of all material changes to shareholder rights that will occur if this Proposal 3 is adopted and our existing Articles of Incorporation are amended and restated as set forth on Appendix B and the number of shares of our authorized common stock is increased to 250,000,000.

        Be advised that the issuance of the common stock that will become authorized if our shareholders approve this Proposal 3 will substantially dilute our existing shareholders.

        If this Proposal 3 is approved by the shareholders at the Annual Meeting, our Board does not intend to solicit further approval from our shareholders prior to the issuance of any shares of common stock.

        The affirmative vote of a majority of the shares of common stock present and represented at the Annual Meeting will be required to approve this Proposal 3. Under Nevada law, abstentions or votes withheld on matters other than the election of directors are not counted as votes cast, and therefore have no effect on the approval of the matter.

11

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK TO 250,000,000.

12

PROPOSAL 4
APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF OUR SERIES A PREFERRED STOCK TO 2,820,000

        Our Board has adopted, subject to the approval of the Company’s shareholders, the Amended and Restated Articles of Incorporation attached to this proxy statement as Appendix “B”. In this Proposal 4, we are asking our shareholders to approve the form of the Amended and Restated Articles of Incorporation as set forth on Appendix B and the increase of the authorized shares of our Series A Preferred Stock to 2,820,000 only. In Proposal 3, we are asking our shareholders to approve the form of the Amended and Restated Articles as set forth on Appendix B and the increase of the authorized shares of common stock to 250,000,000.

        If our shareholders approve this Proposal 4, our existing Articles of Incorporation will be Amended and Restated as set forth on Appendix B and the number of shares of our authorized Series A Preferred Stock will be increased to 2,820,000. However, our shareholders must also approve Proposal 3 to amend our existing Articles of Incorporation to increase the number of our authorized common stock to 250,000,000.

        If this Proposal 4 is not approved by our shareholders, the Amended and Restated Articles of Incorporation attached to this proxy statement as Appendix B shall be modified accordingly to eliminate the proposed increase in the number of shares of authorized Series A Preferred Stock. If neither Proposal 3 nor Proposal 4 are adopted by our shareholders, our existing Articles of Incorporation will continue as our Articles of Incorporation.

        Our Articles of Incorporation presently provide for the Company to have authorized for issuance 70,000,000 shares of common stock, 2,000,000 shares of Series A Preferred Stock, 2,000,000 shares of Series B Preferred Stock and 1,000,000 shares of Series C Preferred Stock. As of July 31, 2005, there were 21,344,198 shares of our common stock and 2,000,000 shares of our Series A Preferred Stock issued and outstanding. In addition, we are obligated to issue an additional 820,000 shares of our Series A Preferred Stock at such time as they are duly authorized by our shareholders.

        Currently, we have (i) 21,344,198 shares of common stock issued and outstanding, (ii) 7,500,000 shares of common stock reserved for issuance pursuant to our 2005 Equity Incentive Plan, subject to the approval of our shareholders, (iii) 1,924,000 shares of common stock reserved for issuance upon the exercise of certain warrants, (iv) approximately 18,800,000 reserved for issuance upon conversion of a certain convertible promissory note, and (v) 20,000,000 shares of common stock reserved for issuance upon conversion of our Series A Preferred Stock. As a result, we currently have only 431,802 remaining shares of authorized common stock that have not already been reserved for issuance.

        Our Board has determined that it is in the best interests of the Company and its shareholders to increase the number of shares of Series A Preferred Stock from 2,000,000 shares to 2,820,000 to enable us to issue 820,000 shares of Series A Preferred Stock that we are contractually obligated to issue. Such additional shares of Series A Preferred Stock were to have been issued pursuant to that certain Revised Acquisition Agreement and Plan of Merger dated April 14, 2004 by and among Clinical Trials Assistance Corporation, Clinical Trial Assistance Acquisition Corporation and IT&E Corporation (the “Merger Agreement”) to the three (3) former shareholders of IT&E Corporation (and our current directors) in connection with such merger; however, at such time we had only 2,000,000 shares of such Series A Preferred Stock authorized for issuance. Such shareholders have previously provided to us consideration for such shares in the form of all of their respective shares of IT&E Corporation common stock pursuant to the terms of the Merger Agreement. If our shareholders do not authorize the issuance of such additional shares of Series A Preferred Stock, each of the three (3) shareholders to whom we are obligated to issue such shares may have a claim against us under the Merger Agreement. Each share of Series A Preferred Stock entitles the holder thereof to ten (10) votes on any matter put to the vote of the shareholders of the Company.  In addition, at any time after April 14, 2006, each share of Series A Preferred Stock is convertible into ten (10) shares of the Company’s common stock. There are no restrictions on the repurchase or redemption of shares of Series A Preferred Stock by the Company.

        The discussion in this Proposal 4 under the heading, “Approval of Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Series A Preferred Stock to 2,820,000” includes a discussion of all material changes to shareholder rights that will occur if our existing Articles of Incorporation are amended and restated as set forth on Appendix B and the number of authorized shares of our Series A Preferred Stock is increased to 2,820,000.

        Be advised that the issuance of the Series A Preferred Stock that will become authorized if our shareholders approve this Proposal 4 will substantially dilute our existing shareholders.

13

        Because the Company does not intend to issue any shares of any series of preferred stock, other than the 820,000 shares of Series A Preferred Stock described above, our Board has determined that it is in the best interests of the Company to eliminate all of our authorized Series B Preferred Stock and Series C Preferred Stock.

        If this Proposal 4 is approved by the shareholders at the Annual Meeting, our Board does not intend to solicit further approval from our shareholders prior to the issuance of any shares of Series A Preferred Stock.

        The affirmative vote of a majority of the shares of common stock present and represented at the Annual Meeting will be required to approve this Proposal 4. Under Nevada law, abstentions or votes withheld on matters other than the election of directors are not counted as votes cast, and therefore have no effect on the approval of the matter.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR SERIES A PREFERRED STOCK TO 2,820,000.

14

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company is asking the shareholders to ratify the appointment of Beckstead and Watts, LLP (“B&W”) as the Company’s independent accountants for the fiscal year ending December 31, 2005.

        In the event the shareholders fail to ratify the appointment, the Board will reconsider its selection. Even if the appointment of B&W is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the Company’s and its shareholders’ best interests.

        Representatives of B&W are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions.

        The affirmative vote of a majority of the shares of common stock present and represented at the Meeting will be required to ratify the selection of B&W. Under Nevada law, abstentions or votes withheld on matters other than the election of directors are not counted as votes cast, and therefore have no effect on the approval of the matter.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF B&W TO SERVE AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

INDEPENDENT PUBLIC ACCOUNTANTS

        B&W acted as our independent public accountants for the last completed fiscal year ended December 31, 2004. We anticipate that representatives of B&W will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT ACCOUNTANTS

        During the last two fiscal years, B&W has billed our company the following fees for its services:

Fiscal Year Ending
	December 31, 2004	December 31, 2003
Audit Fees(1)	$36,000	--

Audit-Related Fees	--	--

Tax Fees	--	--

All Other Fees	--	--

(1)     Audit fees include the fees billed by B&W for their professional services rendered for auditing our annual consolidated financial statements for the years ended December 31, 2004 and 2003 and the reviews of the unaudited interim financial statements included in our Quarterly Reports on Forms 10-QSB for the years ended December 31, 2004 and 2003.

15

OTHER BUSINESS

        Management knows of no other business to be brought before the 2005 Annual Meeting of Shareholders. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion, as they may deem appropriate, unless they are directed by a proxy to do otherwise.

ANNUAL REPORT

        We filed our Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 with the Commission on July 15, 2005. A copy of such Annual Report is being furnished to you with this proxy statement. Shareholders may obtain additional copies of the Annual Report and the exhibits thereto, without charge, by writing to Peter R. Sollenne, our Chief Executive Officer, at IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075.

SUBMISSION OF SHAREHOLDER PROPOSALS

        Shareholders seeking to bring business before an annual meeting of shareholders, or to nominate directors at an annual or special meeting of shareholders, must provide timely notice thereof in writing. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not later than 90 days prior to such anniversary date and not earlier than 120 days prior to such anniversary date, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of shareholders, a reasonable time before we begin to print proxy materials.

        Pursuant to Rule 14a-8 promulgated by the Commission, a shareholder intending to present a proposal to be included in the company’s proxy statement for the company’s 2006 Annual Meeting of Shareholders must deliver a proposal in writing to Peter R. Sollenne, IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075, no later than June 27, 2006. Proposals not in full conformity with the applicable rules of the Commission may be excluded from the proxy statement.

By Order of our Board of Directors,
/s/ Peter Sollenne
Peter R. Sollenne
Chief Executive Officer and Director

Solana Beach, California
September 2, 2005

16

APPENDIX A

2005 EQUITY INCENTIVE PLAN

IT&E INTERNATIONAL GROUP, INC.

2005 EQUITY INCENTIVE PLAN

IT&E INTERNATIONAL GROUP, INC.

2005 EQUITY INCENTIVE PLAN

1.     PURPOSES. The primary purpose of this IT&E International Group, Inc. 2005 Equity Incentive Plan (the “Plan”) is to provide a means by which the Company can retain and maximize the services of its current Employees, Directors and Consultants, and secure, retain and maximize the services of new Employees, Directors and Consultants, by providing Stock Awards, including Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards and stock bonuses, to such persons on the terms and conditions set forth in the Plan. In addition, the Plan is intended to generate proceeds from the sale of Common Stock pursuant to Stock Awards that shall be used as general funds of the Company

2.     DEFINED TERMS. Capitalized terms in this Plan shall have the meanings set forth in Appendix A attached hereto, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.     ADMINISTRATION.

        3.1    Authority of Board.Unless and until the Board decides to delegate administration of the Plan to a Committee as set forth in Section 3.2 below, the Board shall have full authority to administer the Plan, subject only to the express provisions and limitations set forth in the Plan and any applicable laws. Without limiting the generality of the foregoing, the Board shall be fully empowered to: (i) determine, from time to time, the recipients of Stock Awards and the terms upon which Stock Awards shall be granted to such recipients; (ii) construe and interpret, and correct any defects, omissions or inconsistencies in, the Plan and any Stock Awards; (iii) terminate, suspend or amend the Plan or any Stock Award as provided in Section 11; and (iv) exercise such powers and perform such acts consistent with the provisions of the Plan as the Board deems necessary or expedient to promote the best interests of the Company and its stockholders. The determinations of the Board with respect to the Plan shall not be subject to review by any Person and shall be final, binding and conclusive on the Company and all other Persons.

        3.2    Delegation to Committee. In accordance with the Board’s authority under the Delaware General Corporation Law and the Company’s Bylaws, the Board may delegate administration of the Plan to a Committee, which Committee shall, upon such delegation, be empowered to exercise the full authority of the Board with respect to the Plan.

4.     COMMON STOCK SUBJECT TO THE PLAN.

        4.1    Reserve Pool.Subject to the provisions of Section 10 relating to Capitalization Adjustments, an aggregate of 7,500,000 shares of Common Stock (the “Reserve Pool”) may be issued pursuant to Stock Awards. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall automatically revert to the Reserve Pool and again become available for issuance under the Plan. During the term of the Plan, the Company shall keep available in the Reserve Pool at all times a number of shares of Common Stock sufficient to satisfy all outstanding Stock Awards.

        4.2    Limitation on Number of Shares. To the extent required by CCR Title 10, the total number of shares of Common Stock issuable upon exercise of all outstanding Stock Awards, together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company, shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of CCR Title 10, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

5.     ELIGIBILITY.

        5.1     Employees. Employees shall be eligible to receive each of the types of Stock Awards provided for in the Plan.

        5.2     Directors. Directors shall be eligible to receive each of the types of Stock Awards, except Incentive Stock Options, provided for in the Plan.

        5.3    Consultants. To the extent permitted by applicable law, consultants shall be eligible to receive each of the types of Stock Awards, except Incentive Stock Options, provided for in the Plan.

        5.4    Ten Percent Stockholders. In addition to any other applicable restrictions set forth in this Section 5, a Ten Percent Stockholder shall not be granted: (i) an Incentive Stock Option unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant; (ii) a Nonstatutory Stock Option unless the exercise price of such Nonstatutory Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant, except as otherwise permitted by CCR Title 10 at the time of the grant of the Nonstatutory Stock Option; (iii) a Restricted Stock Award unless the purchase price of the Common Stock issuable upon exercise of such Restricted Stock Award is at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, except as otherwise permitted by CCR Title 10 at the time of the grant of the Restricted Stock Award.

        5.5     Proprietary Information and Inventions Agreement.

            (a)     Prior to being granted any Award under the Plan, each Employee shall have executed and delivered to the Company a copy of the Company’s standard proprietary information and inventions agreement or such other agreement containing similar obligations of confidentiality as may be approved by the Board at the time the Award is granted (any such agreement being referred to herein as a “Proprietary Information and Inventions Agreement”). In the event that any Award is inadvertently granted to an Employee who has not, as of the date of such grant, entered into a Proprietary Information and Inventions Agreement with the Company, such Award shall be deemed null and void ab initio.

            (b)     In the event that any Employee breaches any provision of the Proprietary Information and Inventions Agreement between such Employee and the Company, such Employee shall no longer be eligible to receive Awards pursuant to this Plan. Moreover, such Employee shall be deemed, as of the date of such Employee’s breach of such Proprietary Information and Inventions Agreement, to have forfeited all outstanding Awards previously granted to and then held by such Employee, regardless of whether such Awards are then vested or exercisable.

6.     PROVISIONS APPLICABLE TO ALL STOCK AWARDS.

        6.1    No Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to any Stock Award held by such Participant unless and until such Participant has satisfied all requirements for the exercise of the Stock Award pursuant to its terms.

        6.2    No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in any capacity. Likewise, nothing in the Plan or any Stock Award shall affect the right of the Company or any applicable Affiliate to terminate: (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the bylaws of the Company or any applicable Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        6.3    Investment Assurances. At any time that the issuance of the shares of Common Stock issuable upon the exercise of a Stock Award has not been registered under an effective registration statement under the Securities Act, the Company may: (i) require a Participant, as a condition of acquiring Common Stock under such Stock Award, to give written assurances satisfactory to the Company (a) as to the Participant’s knowledge and experience in financial and business matters and capability to evaluate the merits and risks of acquiring such Common Stock under such Stock Award and (b) stating that the Participant is acquiring such Common Stock under the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing such Common Stock; and (ii) place legends, including, without limitation, legends restricting the transfer of such Common Stock, on any and all stock certificates representing such Common Stock in order to comply with applicable securities laws.

        6.4    Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; or (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting).

        6.5    Vesting. The Board or Committee may provide that the total number of shares of Common Stock subject to a Stock Award shall vest in installments over any given period of time. Criteria for determining the vesting of shares of Common Stock subject to a Stock Award may be based solely on the passage of time or on any other criteria, including, without limitation, the performance of the Participant, deemed appropriate by the Board or Committee.

        6.6    Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        6.7    Terms of Repurchase Options. The terms of any repurchase option in favor of the Company with respect to shares of Common Stock issuable pursuant to a Stock Award shall be specified in the applicable Stock Award Agreement. The price per share of Common Stock at which such repurchase option may be exercised may be either: (i) the Fair Market Value of the shares of Common Stock on the date of the termination of the applicable Participant’s Continuous Service; or (ii) the lower of (a) the Fair Market Value of the shares of Common Stock on the date of repurchase and (b) the original purchase price per share of Common Stock paid by the applicable Participant; provided, however, that terms of any repurchase option shall comply at all times with the provisions of CCR Title 10 relating to “presumptively reasonable” repurchase prices.

        6.8    Information Obligation. To the extent required by CCR Title 10, the Company shall deliver financial statements to Participants at least annually; provided, however, that the obligation to deliver financial statements shall not apply to Employees whose duties with the Company assure them access to equivalent information.

7.     OPTIONS.

        7.1    Stock Award Agreements for Options. Each Stock Award Agreement for an Option shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate Options need not be identical; provided, however, that each Stock Award Agreement for an Option shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 7.

        7.2    Designation. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.

        7.3    Term. Subject to the provisions of Section 5.4 above, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        7.4    Minimum Vesting. Notwithstanding Section 6.5 above, to the extent required by CCR Title 10: (i) Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as Continuous Service; and (ii) Options granted to Officers, Directors or Consultants may be made fully exercisable at any time or during any period established by the Board or Committee, subject to reasonable conditions such as Continuous Service.

        7.5     Consideration.

            (a)     The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt by the Company of cash (or a check) in the amount of, or the receipt by the Company of a copy of irrevocable instructions previously delivered by the purchaser to the purchaser’s broker instructing such broker to pay to the Company an amount equal to, the aggregate exercise price for the number of shares of Common Stock being issued to the purchaser in connection with the exercise of the Option from the proceeds of the simultaneous sale of the Common Stock.

            (b)     Notwithstanding Section 7.5(a) above: (i) unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes); and (ii) in the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (a) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (b) the treatment of the Option as a variable award for financial accounting purposes.

        7.6    Early Exercise. An Option may include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of such shares of Common Stock. Subject to Section 6.7 above, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

        7.7     Termination of Continuous Service.

            (a)    Termination Other Than for Cause or As a Result of Death or Disability. In the event that a Participant’s Continuous Service terminates other than for Cause or as a result of the Participant’s Disability or death, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) at any time within the period (the “Post-Termination Exercise Period”) ending on the earlier of: (i) the expiration of the term of the Option as set forth in the applicable Stock Award Agreement; or (ii) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period shall not be less than thirty (30) days). If, after the termination of such Participant’s Continuous Service, such Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

            (b)    Termination for Cause. In the event a Participant’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Option as of the time of such termination.

            (c)    Termination As a Result of Disability. In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), at any time during the Post-Termination Exercise Period ending on the earlier of: (i) the expiration of the term of the Option as set forth in the Stock Award Agreement; or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months). If, after termination of Continuous Service, the Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

            (d)    Termination As a Result of Death. In the event that a Participant’s Continuous Service terminates as a result of the Participant’s death or a Participant dies within any applicable Post-Termination Exercise Period, then such Participant’s Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a Person who acquired the right to exercise the Option by bequest or inheritance or by a Person designated to exercise the option upon the Participant’s death pursuant to Section 7.8(b) or 7.9(b) below, at any time during the Post-Termination Exercise Period ending on the earlier of: (i) the expiration of the term of the Option as set forth in the Stock Award Agreement; or (ii) the date eighteen (18) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months). If, after termination of Continuous Service, the Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

        7.8     Special Provisions for Incentive Stock Options.

            (a)    Exercise Price. Subject to the provisions of Section 5.4 above, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (b)    Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of such Participant, shall thereafter be entitled to exercise such Participant’s Incentive Stock Option.

            (c)    $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Incentive Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Stock Award Agreement(s).

        7.9     Special Provisions for Nonstatutory Stock Options.

            (a)    Exercise Price. Subject to the provisions of Section 5.4 above, the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Nonstatutory Stock Option on the date the Nonstatutory Stock Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Nonstatutory Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (b)    Transferability. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Stock Award Agreement and as permitted by CCR Title 10 at the time of the grant of the Nonstatutory Stock Option, and shall be exercisable during the lifetime of the Participant only by the Participant. If a Nonstatutory Stock Option does not provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of such Participant, shall thereafter be entitled to exercise such Participant’s Nonstatutory Stock Option.

8.    STOCK BONUSES.

        8.1    Stock Award Agreements for Stock Bonuses. Each Stock Award Agreement for a stock bonus shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate stock bonuses need not be identical; provided, however, that each Stock Award Agreement for a stock bonus shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 8.

        8.2    Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

        8.3    Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may reacquire, for no consideration, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Award Agreement for the stock bonus.

        8.4    Transferability.Rights to acquire shares of Common Stock under the Stock Award Agreement for a stock bonus shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

9.     RESTRICTED STOCK AWARDS.

        9.1    Stock Award Agreements for Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate Restricted Stock Awards need not be identical; provided, however, that each Stock Award Agreement for a Restricted Stock Award shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 9.

        9.2    Purchase Price. At the time of grant of a Restricted Stock Award, the Board or Committee will determine the price to be paid by the Participant for each share of Common Stock subject to such Restricted Stock Award. Subject to the provisions of Section 5.4 above, the purchase price of Restricted Stock Awards shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date such Restricted Stock Award is made or at the time the purchase is consummated. A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

        9.3    Consideration. At the time of the grant of a Restricted Stock Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Award. The purchase price of Common Stock acquired pursuant to the Stock Award Agreement for the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

        9.4    Termination of Participant’s Continuous Service. Subject to Section 6.7, in the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Award Agreement for such Participant’s Restricted Stock Award.

        9.5    Transferability.Rights to acquire shares of Common Stock under the Stock Award Agreement for a Restricted Stock Award shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        10.1    Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock of the Company without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class and maximum number of securities subject to the Plan pursuant to Section 4.1, and the outstanding Stock Awards will be appropriately adjusted in the class and number of securities and price per share of Common Stock subject to such outstanding Stock Awards; provided, however, that the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company and shall not give rise to a Capitalization Adjustment pursuant to this Section 10.1. The Board or Committee shall make such adjustments, which shall be final, binding and conclusive.

        10.2    Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to any repurchase option in favor of the Company may be repurchased by the Company, notwithstanding the fact whether or not the applicable Participant’s Continuous Service has terminated.

        10.3     Corporate Transaction.

            (a)     In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may (but need not) assume or continue any or all Stock Awards outstanding under the Plan or may (but need not) substitute similar stock awards for Stock Awards outstanding under the Plan (including an award to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company or to the acquiring corporation (or such successor’s or acquiring corporation’s parent company), if any, in connection with such Corporate Transaction. In the event any surviving corporation or acquiring corporation elects to assume or continue any or all Stock Awards outstanding under the Plan, such Stock Awards shall remain in effect in accordance with the terms of this Plan and the applicable Stock Award Agreements, but shall thereafter represent the right to receive (upon exercise thereof in accordance with the terms of such Stock Awards, if applicable) for each share of Common Stock underlying each such Stock Award such cash, securities or other property that would have been received by the applicable Participant had such Participant exercised such Stock Award immediately prior to the effective time of the Corporate Transaction.

            (b)     In the event that, in connection with a Corporate Transaction, any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of such Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse.

        10.4    Change in Control. A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such Change in Control as may be provided in the Stock Award Agreement for such Stock Award; provided, however, that in the absence of any such provision in the Stock Award Agreement for such Stock Award, no such acceleration shall occur.

11.     TERMINATION, SUSPENSION AND AMENDMENT.

        11.1    Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        11.2    Amendment of the Plan and Stock Awards. Subject to Section 11.3 below, the Board may, from time to time, amend the Plan or any Stock Award in any manner it deems appropriate or necessary. Notwithstanding the foregoing, except as expressly provided elsewhere in the Plan, no amendment to the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

        11.3    No Impairment. No termination or suspension of the Plan or amendment of the Plan or any Stock Award shall impair rights of a Participant with respect to any outstanding Stock Award unless the Company receives the written consent of such Participant.

12.     MISCELLANEOUS.

        12.1     Compliance with Laws.

            (a)     This Plan and the obligations of the Company with respect to any Stock Awards granted hereunder shall be subject to all applicable federal and state securities laws. If, after reasonable efforts, the Company is unable to obtain from any applicable regulatory commission or agency the authority that legal counsel for the Company deems necessary for the lawful issuance and sale of Common Stock pursuant to such Stock Awards, then the Company shall be relieved from any liability for failure to issue and sell Common Stock in connection with such Stock Awards unless and until such authority is obtained.

            (b)     To facilitate the grant of any Stock Award, the Committee may impose special terms for Stock Awards granted to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States as the Board or Committee may consider necessary or appropriate to accommodate differences in local laws, tax policies or customs.

        12.2    Severability. If one or more provisions of this Plan are held to be unenforceable under applicable law, such provision shall be excluded from this Plan and the balance of the Plan shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        12.3    Governing Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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APPENDIX A

DEFINITIONS

        “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        “Board” means the Board of Directors of the Company.

        “Cause” means, with respect to a particular Participant, the occurrence of any of the following: (i) such Participant’s conviction of any felony or any crime involving fraud; (ii) such Participant’s participation (whether by affirmative act or omission) in a fraud or felonious act against the Company and/or its Affiliates; (iii) such Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (iv) such Participant’s violation of state or federal law in connection with such Participant’s performance of such Participant’s job; (v) breach of any material term of any contract between such Participant and the Company and/or its Affiliates; and (vi) such Participant’s violation of any material Company policy; provided, however, that the final determination that a termination is for Cause shall be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion.

        “CCR Title 10” means Title 10 of the California Code of Regulations, as amended from time to time.

        “Change in Control” means any Corporate Transaction or the occurrence, in any single transaction or in any series of related transactions not approved by the Board, of any Person becoming the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding securities; provided, however, that notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

         “Code” means the Internal Revenue Code of 1986, as amended.

        “Committee” means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

        “Common Stock” means the Company’s common stock, par value $0.001 per share.

        “Company” means IT&E International Group, Inc., a Delaware corporation.

        “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a fee by the Company for services which the Board determines in its sole discretion are services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

        “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate, or to a Director shall not constitute an interruption of Continuous Service. The Board, Committee or any authorized Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

        “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

            (a)     there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either: (i) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction; or (ii) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

            (b)     the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

            (c)     there is consummated a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity more than fifty percent (50%) of the combined voting power of the voting securities of which Entity is Owned by stockholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale.

        The term “Corporate Transaction” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

        “Director” means a member of the Board.

        “Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the duties of that person’s position with the Company or an Affiliate because of the sickness or injury of the person.

        “Employee” means any person employed by the Company or an Affiliate; provided, however, that service as a Director, or payment of a fee by the Company for services which the Board determines in its sole discretion are services as a Director or as a member of the Board of Directors of an Affiliate, shall not be sufficient to constitute “employment” by the Company or such Affiliate.

        “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

        “Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in good faith and in a manner consistent with CCR Title 10.

        “Incentive Stock Option” means an option to purchase shares of Common Stock that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         “Nonstatutory Stock Option” means an option to purchase shares of Common Stock that is not intended to qualify as an Incentive Stock Option.

        “Officer” means any person designated by the Company as an officer.

        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        A Person shall be deemed to “Own”, to have “Owned”, to be the “Owner” of, or to have acquired “Ownership” of securities if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        “Person” means any natural person or Entity.

        “Plan” means this IT&E International Group 2005 Equity Incentive Plan.

         “Restricted Stock Award” means an award of shares of Common Stock, which is granted pursuant to the terms and conditions of Section 9 of the Plan.

        “Securities Act” means the Securities Act of 1933, as amended.

         “Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Award or a stock bonus.

        “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

APPENDIX B
AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
IT&E INTERNATIONAL GROUP

        Peter Sollenne hereby certifies that:

        ONE: The original name of this company is Clinical Trials Assistance Corporation and was later changed to IT&E International Group, and the date of filing the original Articles of Incorporation of this company with the Secretary of State of the State of Nevada was April 22, 2002.

        TWO: He is the duly elected and acting Chief Executive Officer of IT&E International Group, a Nevada corporation.

        THREE: The Articles of Incorporation of this company are hereby amended and restated to read as follows:

I.

        The name of this company is IT&E INTERNATIONAL GROUP (the “Company” or the “Corporation”).

II.

        The address of the registered office of this Company in the State of Nevada is 3155 East Patrick Lane, Suite 1, City of Las Vegas, Zip Code 89120-3481, and the name of the registered agent of this Corporation in the State of Nevada at such address is Incorporation Services, Inc.

III.

        The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the Nevada General Corporation Law (“NGCL”).

IV.

        A.     The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is Two Hundred Fifty-Two Million Eight Hundred and Twenty Thousand (252,820,000)shares of which Two Hundred Fifty Million (250,000,000) shares shall be Common Stock (the “Common Stock”) and Two Million Eight Hundred Twenty Thousand(2,820,000) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of $0.001 per share and the Common Stock shall have a par value of $0.001 per share.

        B.     The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company (voting together on an as-if-converted basis).

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        C.     Two Million Eight Hundred Twenty Thousand (2,820,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series Preferred”).

        D.     The rights, preferences, privileges, restrictions and other matters relating to the Series Preferred are as follows:

            1.    VOTING RIGHTS.

                (a)    General Rights. Each holder of shares of the Series Preferred shall be entitled to ten (10) votes for each such share of Series Preferred held by such holder immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of the Company. Except as otherwise provided herein or as required by law, the Series Preferred shall vote together with the Common Stock at any annual or special meeting of the shareholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.

            2.    CONVERSION RIGHTS.

                The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock (the “Conversion Rights”):

                (a)    Optional Conversion. Subject to and in compliance with the provisions of this Section 5, any shares of Series Preferred may, at the option of the holder, be converted upon the earlier of (i) the approval of the Company’s Board of Directors or (ii) April 14, 2006, into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series Preferred shall be entitled upon conversion shall be the product obtained by multiplying ten (10) (the “Exchange Ratio”) by the number of shares of Series Preferred being converted.

                (b)    Mechanics of Conversion. Each holder of Series Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 2(b) shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board as of the date of such conversion), any declared and unpaid dividends on the shares of Series Preferred being converted and (ii) in cash (at the Common Stock’s fair market value determined by the Board as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series Preferred. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

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                (c)    Adjustment for Stock Splits and Combinations. If at any time or from time to time after the date that the first share of Series Preferred is issued (the “Original Issue Date”) the Company effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Exchange Ratio in effect immediately before that subdivision shall be proportionately increased. Conversely, if at any time or from time to time after the Original Issue Date the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Exchange Ratio in effect immediately before the combination shall be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                (d)    Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise, in any such event each holder of Series Preferred shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series Preferred could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the holders of Series Preferred after the capital reorganization to the end that the provisions of this Section 2 (including adjustment of the Exchange Ratio then in effect and the number of shares issuable upon conversion of the Series Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                (e)    Certificate of Adjustment. In each case of an adjustment or readjustment of the Exchange Ratio for the number of shares of Common Stock or other securities issuable upon conversion of the Series Preferred, if the Series Preferred is then convertible pursuant to this Section 2, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series Preferred at the holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

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                (f)    Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                (g)    Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

                (h)    Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series Preferred so converted were registered.

            3.    NO REISSUANCE OF SERIES PREFERRED.

            No shares of Series Preferred acquired by the Company by reason of purchase, conversion or otherwise shall be reissued.

V.

        A.     The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.

        B.     The Company is authorized to provide indemnification of its directors, officers, employees and agents for breach of duty to the Company and its shareholders through bylaw provisions or through agreements with the agents, or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 78.751 of the NGCL, subject only to the applicable limits upon such indemnification as set forth in the NGCL.

        C.     Any repeal or modification of this Article V shall only be prospective and shall not affect the rights under this Article V in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

VI.

        For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its shareholders or any class thereof, as the case may be, it is further provided that:

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        A.     The management of the business and the conduct of the affairs of the Company shall be vested in its Board. The number of directors which shall constitute the whole Board shall be fixed by the Board in the manner provided in the Bylaws, subject to any restrictions which may be set forth in this Restated Articles.

        B.     The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of the Company; provided however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders of the Company to adopt, amend or repeal any provision of the Bylaws of the Company.

        C.     The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

* * * *

        FOUR: These Amended and Restated Articles of Incorporation have been duly approved by the Board of the Company.

        FIVE: These Amended and Restated Articles of Incorporation were approved by the holders of the requisite number of shares of said corporation in accordance with Section 78.320 of the NGCL. These Amended and Restated Articles of Incorporation have been duly adopted in accordance with the provisions of Section 78.390 of the NGCL by the shareholders of the Company.

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        IN WITNESS WHEREOF, IT&E International Group has caused this Amended and Restated Articles of Incorporation to be signed by its Chief Executive Officer this _______ day of September 2005.

IT&E INTERNATIONAL GROUP,
a Nevada Corporation
Signature:______________________
Print Name: Peter Sollenne
Title: Chief Executive Officer

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IT&E International	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information
505 LOMAS SANTA FE DRIVE - STE. 200	up until 11:59 P.M. Eastern Time the day before the cut-off date or meetingdate. Have your
SOLANA BEACH, CA 92075	proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by IT&E International Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to IT&E International Group, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IT&E INTERNATIONAL GROUP

Vote on Directors

1.	The election of three directors to serve on our Board of	For	Withhold	For	To withhold authority to vote for any
	Directors until our 2006 Annual Meeting of Shareholders or	All	All	All	individual nominee, mark "For All Except" and
	until their successors have been duly elected and qualified.				Except write the nominee's name on the line below.
	Nominees:				_________________________________________
	01) Peter R. Sollenne, 02) Kelly Alberts, 03) Anthony Allocca	|_|	|_|	|_|

Vote on Proposals

		For	Against	Abstain
2.	The approval of the Company's 2005 Equity Incentive Plan;	|_|	|_|	|_|
3.	The approval of the amendment to the Company's Articles of Incorporation to increase	|_|	|_|	|_|
the number of authorized shares of common stock to 250,000,000;
4.	The approval of the amendment to the Company's Articles of Incorporation to increase	|_|	|_|	|_|
the number of authorized shares of Series A Preferred Stock to 2,820,000;
5.	The ratification of the appointment of Beckstead and Watts, LLP to serve as our independent	|_|	|_|	|_|
accountants for fiscal year 2005; and
6.	The transaction of any other business that is properly presented before the Annual
Meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check	|_|
this box and write them on the back where indicated
indicated
	Yes	No		Yes	No
Please indicate if you plan to attend this meeting	|_|	|_|	Please indicate if you wish to discontinue	|_|	|_|
receipt of the Annual Report

__________________________________________________________	__________________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT

        Whether or not you expect to attend our 2005 Annual Meeting of Shareholders in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at our 2005 Annual Meeting of Shareholders.

IT&E INTERNATIONAL GROUP
505 Lomas Santa Fe Drive, Suite 200
Solana Beach, California 92075

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The shareholder(s) hereby appoints(s) Peter R. Sollenne and Kelly Alberts, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of IT&E International Group that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. (Pacific Time) on Monday, September 26, 2005, at the Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130, and any adjournment or postponement thereof.

        All holders of shares of our common stock, as of the close of business on Augusts 15, 2005, are entitled to receive notice of, and to vote at the Annual Meeting or any adjournment or postponement thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

        Address Changes/Comments: _____________________________________________________________________________________

        _______________________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE